                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 June 18, 1999

                     NATIONAL DISCOUNT BROKERS GROUP, INC.
               (Exact name of Registrant as specified in Charter)


Delaware                             1-9480                  22-2394480
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification
                                                             Number)



10 Exchange Place Centre, 15th Floor, Jersey City, New Jersey  07302-3913
--------------------------------------------------------------------------------
(Address of principal executive office)                        (Zip Code)

Registrant's telephone number including area code:      (201) 946-2200
                                                        --------------

                                Not Applicable
        --------------------------------------------------------------
        (Former name and former address, as changed since last report)

Item 2.    Acquisition or Disposition of Assets

     On June 18, 1999, National Discount Brokers Group, Inc. (the "Registrant") and its wholly owned subsidiary, SHD Corporation ("SHD"), disposed of their membership interests in Equitrade Partners, L.L.C., a New York Stock Exchange specialist ("Equitrade"), pursuant to the Amended and Restated Purchase Agreement dated as of June 11, 1999 among Spear, Leeds & Kellogg Specialists LLC, the Selling Members listed on the Signature Pages thereto and the Members' Representative (the "Purchase Agreement"). The Registrant and SHD owned a combined 46.845% membership interest in Equitrade. Prior to the closing, the Registrant exercised its right to purchase .03% membership interests in Equitrade from three special members in exchange for cash equal to the capital accounts of these special members. The balance of the membership interests in Equitrade were also purchased by Spear, Leeds & Kellogg Specialists LLC ("SLK") pursuant to the Purchase Agreement.

     The description of the Purchase Agreement contained herein is a summary and is not complete. The Purchase Agreement which is filed as an exhibit with this filing is incorporated herein by reference. The Registrant and SHD (the "NDB Group") received approximately $85 million in cash from SLK, of which approximately $3.6 million is being held in escrow pending post closing adjustments. The cash received is net of the repayment of a $15 million loan plus accrued interest from the parent of SLK to the Registrant. The cash payment represented principally the gain on the sale, the return of NDB Group capital invested in Equitrade, and the repayment to the Registrant of subordinated indebtedness of Equitrade. The cash payments made to the NDB Group are subject to post closing adjustments described in the Purchase Agreement.

     SLK is owned by Spear, Leeds & Kellogg, L.P. Peter R. Kellogg, a senior managing director of Spear, Leeds & Kellogg, L.P., beneficially owns 2,940,222 shares of common stock of the Registrant (approximately 21% of the outstanding shares of common stock of the Registrant). Charles Kirkland Kellogg, the son of Peter R. Kellogg, is a director of the Registrant.


Item 5.    Other Events

     The Registrant entered into an amendment to a lease for space at 90 Hudson Street, Jersey City, New Jersey previously filed with the Commission. The amendment and the amended lease are filed as exhibits hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro forma financial information

                    Pro Forma Condensed Consolidated Financial Statements:
                    Pro Forma Condensed Consolidated Financial Statements Introductory Paragraph

                    Pro Forma Condensed Consolidated Statements of Financial Condition - February 28, 1999

                    Pro Forma Condensed Consolidated Statements of Income - Years Ended May 31, 1996, 1997 and 1998 and
                    Nine months ended February 28, 1998 and 1999

(c)  Exhibits

       Exhibit No.  Description
       -----------  -----------

          2. Amended and Restated Purchase Agreement dated as of June 11, 1999 among Spear, Leeds & Kellogg Specialists LLC, the Selling Members listed on the Signature Pages thereto and the Members' Representative relating to the purchase and sale of 100% of the Membership Interests in Equitrade Partners, L.L.C. (without schedules and exhibits).

                    The Registrant agrees to provide omitted schedules and exhibits upon request of the Commission. Omitted schedules and exhibits include lists of sellers, capital reconciliations, lists of specialists of securities of Equitrade, financial statements of Equitrade, lists of members of Equitrade, exceptions to representations and warranties, forms of opinions of counsel, form of subordinate note of the buyer, form of Agreement and General Release.

          10.       (a)  Amended lease at 90 Hudson Street, Jersey City, New
                    Jersey

                    (b) Amendment to lease at 90 Hudson Street, Jersey City, New Jersey

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National Discount Brokers Group, Inc
                                        ------------------------------------
                                        Registrant


Dated:  June 21, 1999                   By:  /s/ Denise Isaac
                                             -----------------------------
                                        Name:  Denise Isaac
                                        Title: Executive Vice President and
                                               Treasurer

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                             Introductory Paragraph

  In June 1999, the Company sold 100% of its membership interests in Equitrade Partners, L.L.C. ("Equitrade") to Spear, Leeds & Kellogg Specialists LLC. Under the terms of the sale agreement, all intercompany assets and liabilities were cash settled and the Company repaid its $15,000,000 loan payable to Spear, Leeds & Kellogg, LP. The following unaudited pro forma condensed consolidated financial statements give effect to the sale agreement as if it occurred as of June 1, 1995. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the financial results would have been if Equitrade had been sold on June 1, 1995 and are not necessarily indicative of future results. These unaudited pro forma condensed consolidated financial statements are based on certain assumptions which are set forth below.

  The following unaudited pro forma condensed consolidated financial statements give effect to the adjustments to record the sale of the Company's membership interests in Equitrade. The adjustments comprise the elimination of the operations, assets and liabilities of Equitrade, receipt of cash of approximately $82,400,000 (consisting of gain on sale, return of capital and net repayment of notes receivable), recording the after-tax gain of approximately $20,500,000, accruing income taxes payable of $15,500,000 and the bonus to the Company's chief executive officer of approximately $6,400,000, and additional adjustments which are directly attributable to the sale. Such pro forma information is based upon the historical consolidated statement of financial condition of the Company and Equitrade as of February 28, 1999.

  The unaudited pro forma condensed consolidated statements of income give effect to the sale of the Company's membership interests in Equitrade as if the sale had occurred as of June 1, 1995. Therefore, the revenues and expenses of Equitrade subsequent to June 1, 1995 have been eliminated and additional adjustments which are directly attributable to the sale have been recorded. The unaudited pro forma condensed consolidated statements of income are presented for the three years ended May 31, 1996, 1997, and 1998 and for the nine months ended February 28, 1998 and 1999.

  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical financial statements and notes thereto included elsewhere in this registration statement.

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                        Statement of Financial Condition

                                           February 28, 1999
                          ----------------------------------------------------------
                               Condensed                              Pro Forma
                             Consolidated                             Condensed
                             Statement of                           Consolidated
                          Financial Condition                       Statement of
                              as Reported     Adjustments        Financial Condition
                          ------------------- ------------       -------------------
                                              (unaudited)            (unaudited)
         ASSETS
Cash....................     $  1,975,501     $ 81,623,461 (/1/)    $ 83,598,962
Receivables.............      109,628,832      (22,198,176)(/2/)      87,430,656
  Securities owned, at
 market value...........       89,158,495      (37,549,610)           51,608,885
  Fixed and intangible
 assets.................       33,731,883      (15,475,864)           18,256,019
Other assets............        9,125,195       (7,550,024)(/3/)       1,575,171
                             ------------     ------------          ------------
                             $243,619,906     $ (1,150,213)         $242,469,693
                             ============     ============          ============
    LIABILITIES AND
  STOCKHOLDERS' EQUITY
Liabilities:
 Securities sold, not
  yet purchased, at
  market value..........     $ 39,358,930     $ (7,412,570)         $ 31,946,360
 Accounts payable and
  accrued expenses, and
  loans and secured
  demand notes payable..       50,987,403      (12,675,642)(/4/)      38,311,761
 Income taxes payable...        2,913,112       15,418,016 (/5/)      18,331,128
 Minority interest in
  Equitrade.............       17,021,118      (17,021,118)                   --
                             ------------     ------------          ------------
Total liabilities.......      110,280,563      (21,691,314)           88,589,249
Stockholders' equity:
 Preferred stock--$.01
  par value; authorized
  1,000,000 shares; none
  issued................               --               --                    --
 Common stock--$.01 par
  value; authorized
  50,000,000 shares;
  issued 14,343,201
  shares................          143,432               --               143,432
   Additional paid-in
  capital...............       65,522,767               --            65,522,767
 Retained earnings and
  cumulative
  comprehensive income..       71,995,891       20,541,101 (/6/)      92,536,992
                             ------------     ------------          ------------
                              137,662,090       20,541,101           158,203,191
Less: treasury stock--at
 cost, 362,010 shares...       (4,322,747)              --            (4,322,747)
                             ------------     ------------          ------------
  Total stockholders'
 equity.................      133,339,343       20,541,101           153,880,444
                             ------------     ------------          ------------
                             $243,619,906     $ (1,150,213)         $242,469,693
                             ============     ============          ============

--------
(1) To record the cash received on the sale net of the elimination of Equitrade's cash of approximately $740,000.
(2) To eliminate Equitrade's accounts and notes receivables of approximately $21,300,000 and, pursuant to the terms of the sale agreement, to reflect the repayment of principal and interest of approximately $930,000 for NDBG's note receivable from an Equitrade minority interest owner.
(3) To eliminate Equitrade's NYSE memberships and other assets of approximately $7,200,000 and, pursuant to the terms of the sale agreement, to reflect the sale of NDBG's NYSE membership interest of approximately $351,000, previously leased to Equitrade.
(4) To eliminate Equitrade's accounts payable and subordinated notes payable of approximately $4,000,000 and, pursuant to the sale agreement, to reflect the repayment by NDBG of principal and interest of approximately $15,065,000 due on a loan payable to SLK, and record the bonus payable of approximately $6,400,000 to NDBG's CEO for the gain on sale.
(5) To record the increase in income taxes payable on the gain on sale of approximately $15,500,000, calculated using the statutory tax rate of 43% net of the elimination of Equitrade's recorded tax liability.
(6) To record the gain on sale, net of income taxes.

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                              Statement of Income

                                        Year Ended May 31, 1996
                         ------------------------------------------------------
                                                                 Pro Forma
                              Condensed                          Condensed
                            Consolidated                       Consolidated
                         Statement of Income Adjustments(1) Statement of Income
                         ------------------- -------------- -------------------
                                              (Unaudited)       (Unaudited)
Revenues:
 Firm securities
  transactions--net.....    $129,177,423      $ (6,486,203)    $122,691,220
 Commission income......      30,723,379                --       30,723,379
 Floor brokerage
  income................      10,955,277       (10,955,277)              --
 Other revenues.........       8,254,108            65,930        8,320,038
                            ------------      ------------     ------------
                             179,110,187       (17,375,550)     161,734,637
                            ------------      ------------     ------------
Expenses:
 Compensation and
  benefits..............      56,954,322        (5,014,411)      51,939,911
 Clearing and related
  charges...............      55,631,233        (1,606,993)      54,024,240
 Other expenses.........      27,678,573        (1,221,248)      26,457,325
                            ------------      ------------     ------------
                             140,264,128        (7,842,652)     132,421,476
                            ------------      ------------     ------------
Income before minority
 interest and
 income taxes...........      38,846,059        (9,532,898)      29,313,161
Income of Equitrade
 allocated to
 minority partners......      (3,628,986)        3,628,986               --
                            ------------      ------------     ------------
 Income before income
  taxes.................      35,217,073        (5,903,912)      29,313,161
 Income taxes...........      15,263,076        (2,538,682)      12,724,394
                            ------------      ------------     ------------
 Net income from
  continuing
  operations............    $ 19,953,997      $ (3,365,230)    $ 16,588,767
                            ============      ============     ============
Net income per share--
 continuing operations
  Basic.................    $       1.57                       $       1.31
                            ============                       ============
  Diluted...............    $       1.51                       $       1.26
                            ============                       ============
Weighted average shares
 outstanding
  Basic.................      12,699,428                         12,699,428
                            ============                       ============
  Diluted...............      13,201,412                         13,201,412
                            ============                       ============

--------
(1) The pro forma condensed consolidated statement of income has been adjusted to eliminate the income and expenses of Equitrade as well as the related income tax at the statutory rate of 43%. An additional adjustment to reduce NDBG's compensation and benefits expense of approximately $1,042,000 has been made to reflect the reduction in the bonus to NDBG's CEO which would have resulted if the net income of Equitrade were not included in the consolidated results of NDBG. Income from continuing operations does not reflect the gain recognized on sale of Equitrade.

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                              Statement of Income

                                              Year Ended May 31, 1997
                                      -----------------------------------------
                                                                    Pro Forma
                                       Condensed                    Condensed
                                      Consolidated                 Consolidated
                                      Statement of                 Statement of
                                         Income     Adjustments(1)    Income
                                      ------------  -------------- ------------
                                                     (Unaudited)   (Unaudited)
Revenues:
 Firm securities transactions--net... $122,322,851   $(4,831,893)  $117,490,958
 Commission income...................   32,638,949            --     32,638,949
 Floor brokerage income..............   14,198,251   (14,198,251)            --
 Other revenues......................   11,175,164      (123,257)    11,051,907
                                      ------------   -----------   ------------
                                       180,335,215   (19,153,401)   161,181,814
                                      ------------   -----------   ------------
Expenses:
 Compensation and benefits...........   58,109,668    (5,222,481)    52,887,187
 Clearing and related charges........   57,282,285    (1,569,276)    55,713,009
 Other expenses......................   41,330,531    (1,395,616)    39,934,915
                                      ------------   -----------   ------------
                                       156,722,484    (8,187,373)   148,535,111
                                      ------------   -----------   ------------
 Income before minority interest and
  income taxes.......................   23,612,731   (10,966,028)    12,646,703
 Income of Equitrade allocated to
  minority partners..................   (4,326,095)    4,326,095             --
                                      ------------   -----------   ------------
 Income before income taxes..........   19,286,636    (6,639,933)    12,646,703
 Income taxes........................    9,151,897    (2,855,171)     6,296,726
                                      ------------   -----------   ------------
 Net income from continuing
  operations......................... $ 10,134,739   $(3,784,762)  $  6,349,977
                                      ============   ===========   ============
Net income per share--continuing
 operations
  Basic.............................. $       0.79                 $       0.49
                                      ============                 ============
  Diluted............................ $       0.79                 $       0.49
                                      ============                 ============
Weighted average shares outstanding
  Basic..............................   12,890,926                   12,890,926
                                      ============                 ============
  Diluted............................   12,946,007                   12,946,007
                                      ============                 ============

--------
(1) The pro forma condensed consolidated statement of income has been adjusted to eliminate the income and expenses of Equitrade as well as the related income tax at the statutory rate of 43%. An additional adjustment to reduce NDBG's compensation and benefits expense of approximately $1,172,000 has been made to reflect the reduction in the bonus to NDBG's CEO which would have resulted if the net income of Equitrade were not included in the consolidated results of NDBG. Income from continuing operations does not reflect the gain recognized on sale of Equitrade.

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                              Statement of Income

                                           Year Ended May 31, 1998
                               -------------------------------------------------
                                Condensed
                               Consolidated                  Pro Forma Condensed
                               Statement of                     Consolidated
                                  Income     Adjustments (1) Statement of Income
                               ------------  --------------- -------------------
                                               (Unaudited)       (Unaudited)
Revenues:
 Firm securities
  transactions--net..........  $ 99,776,365   $ (9,520,184)     $ 90,256,181
 Commission income...........    37,052,201             --        37,052,201
 Floor brokerage income......    15,941,668    (15,941,668)               --
 Other revenues..............    11,677,766       (174,204)       11,503,562
                               ------------   ------------      ------------
                                164,448,000    (25,636,056)      138,811,944
                               ------------   ------------      ------------
Expenses:
 Compensation and benefits...    54,170,954     (7,673,811)       46,497,143
 Clearing and related
  charges....................    49,765,223     (2,125,672)       47,639,551
 Other expenses..............    35,309,568     (2,373,689)       32,935,879
                               ------------   ------------      ------------
                                139,245,745    (12,173,172)      127,072,573
                               ------------   ------------      ------------
 Income before minority
  interest and income taxes..    25,202,255    (13,462,884)       11,739,371
 Income of Equitrade
  allocated to minority
  partners...................    (5,766,440)     5,766,440                --
                               ------------   ------------      ------------
 Income before income taxes..    19,435,815     (7,696,444)       11,739,371
 Income taxes................     9,358,242     (3,309,471)        6,048,771
                               ------------   ------------      ------------
 Net income from continuing
  operations.................  $ 10,077,573   $ (4,386,973)     $  5,690,600
                               ============   ============      ============
Net income per share--contin-
 uing operations
  Basic......................  $       0.75                     $       0.42
                               ============                     ============
  Diluted....................  $       0.75                     $       0.42
                               ============                     ============
Weighted average shares out-
 standing
  Basic......................    13,432,726                       13,432,726
                               ============                     ============
  Diluted....................    13,501,346                       13,501,346
                               ============                     ============

--------
(1) The pro forma condensed consolidated statement of income has been adjusted to eliminate the income and expenses of Equitrade as well as the related income tax at the statutory rate of 43%. An additional adjustment to reduce NDBG's compensation and benefits expense of approximately $1,358,000 has been made to reflect the reduction in the bonus to NDBG's CEO which would have resulted if the net income of Equitrade were not included in the consolidated results of NDBG. Income from continuing operations does not reflect the gain recognized on sale of Equitrade.

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                              Statement of Income

                                        Nine months ended February 28, 1998
                                      -----------------------------------------
                                                                    Pro forma
                                       Condensed                    Condensed
                                      Consolidated                 Consolidated
                                      Statement of                 Statement of
                                         Income     Adjustments(1)    Income
                                      ------------  -------------- ------------
                                      (Unaudited)    (Unaudited)   (Unaudited)
Revenues:
 Firm securities transactions--net... $ 72,526,721   $ (7,042,028) $ 65,484,693
 Commission income...................   27,358,479             --    27,358,479
 Floor brokerage income..............   12,073,144    (12,073,144)           --
 Other revenues......................    8,687,541       (206,189)    8,481,352
                                      ------------   ------------  ------------
                                       120,645,885    (19,321,361)  101,324,524
                                      ------------   ------------  ------------
Expenses:
 Compensation and benefits...........   39,357,852     (5,663,633)   33,694,219
 Clearing and related charges........   38,738,646     (1,582,880)   37,155,766
 Other expenses......................   25,045,058     (1,711,213)   23,333,845
                                      ------------   ------------  ------------
                                       103,141,556     (8,957,726)   94,183,830
                                      ------------   ------------  ------------
 Income before minority interest and
  income taxes.......................   17,504,329    (10,363,635)    7,140,694
 (Income) loss of Equitrade allocated
  to minority partners...............   (4,512,453)     4,512,453            --
                                      ------------   ------------  ------------
 Income before income taxes..........   12,991,876     (5,851,182)    7,140,694
 Income taxes........................    5,858,172     (2,516,008)    3,342,164
                                      ------------   ------------  ------------
 Net income from continuing
  operations......................... $  7,133,704   $ (3,335,174) $  3,798,530
                                      ============   ============  ============
Net income per share--continuing
 operations
  Basic.............................. $       0.54                 $       0.29
                                      ============                 ============
  Diluted............................ $       0.54                 $       0.29
                                      ============                 ============
Weighted average shares outstanding
  Basic..............................   13,168,693                   13,168,693
                                      ============                 ============
  Diluted............................   13,254,140                   13,254,140
                                      ============                 ============

--------
(1) The pro forma condensed consolidated statement of income has been adjusted to eliminate the income and expenses of Equitrade as well as the related income tax at the statutory rate of 43%. An additional adjustment to reduce NDBG's compensation and benefits expense of approximately $1,033,000 has been made to reflect the reduction in the bonus to NDBG's CEO which would have resulted if the net income of Equitrade were not included in the consolidated results of NDBG. Income from continuing operations does not reflect the gain recognized on sale of Equitrade.

             National Discount Brokers Group, Inc. and Subsidiaries

             Pro Forma Condensed Consolidated Financial Statements

                              Statement of Income

                                        Nine Months Ended February 28, 1999
                                      -----------------------------------------
                                       Condensed                    Pro Forma
                                      Consolidated                  Condensed
                                      Statement of                 Consolidated
                                         Income                    Statement of
                                      as Reported   Adjustments(1)    Income
                                      ------------  -------------- ------------
                                                     (Unaudited)   (Unaudited)
Revenues:
 Firm securities transactions--net... $ 96,087,492   $  1,605,348  $ 97,692,840
 Commission income...................   30,992,390             --    30,992,390
 Floor brokerage income..............   13,226,000    (13,226,000)           --
 Other revenues......................   11,954,874        358,709    12,313,583
                                      ------------   ------------  ------------
                                       152,260,756    (11,261,943)  140,998,813
                                      ------------   ------------  ------------
Expenses:
 Compensation and benefits...........   57,729,844     (4,990,621)   52,739,223
 Clearing and related charges........   36,185,916     (1,977,049)   34,208,867
 Other expenses......................   34,465,136     (1,930,193)   32,534,943
                                      ------------   ------------  ------------
                                       128,380,896     (8,897,863)  119,483,033
                                      ------------   ------------  ------------
 Income before minority interest and
  income taxes.......................   23,879,860     (2,364,080)   21,515,780
 (Income) loss of Equitrade allocated
  to
  minority partners..................     (122,574)       122,574            --
                                      ------------   ------------  ------------
 Income before income taxes..........   23,757,286     (2,241,506)   21,515,780
 Income taxes........................   11,037,547       (963,848)   10,073,699
                                      ------------   ------------  ------------
 Net income from continuing opera-
  tions.............................. $ 12,719,739   $ (1,277,658) $ 11,442,081
                                      ============   ============  ============
 Net income per share--continuing op-
  erations:
  Basic.............................. $       0.91                 $       0.82
                                      ============                 ============
  Diluted............................ $       0.90                 $       0.81
                                      ============                 ============
 Weighted average shares outstanding:
  Basic..............................   14,028,253                   14,028,253
                                      ============                 ============
  Diluted............................   14,101,184                   14,101,184
                                      ============                 ============

--------
(1) The pro forma condensed consolidated statement of income has been adjusted to eliminate the income and expenses of Equitrade as well as the related income tax at the statutory rate of 43%. An additional adjustment to reduce NDBG's compensation and benefits expense of approximately $396,000 has been made to reflect the reduction in the bonus to NDBG's CEO which would have resulted if the net income of Equitrade were not included in the consolidated results of NDBG. Income from continuing operations does not reflect the gain recognized on sale of Equitrade.